DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 Loan Modifications Update December 7 | 2020 Exhibit 99.1

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 2 Forward-looking statements This document contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. You can identify these statements from the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and similar expressions. Forward-looking statements, by their nature, are subject to risks and uncertainties. There are many factors that could cause actual results to differ materially from expected results described in the forward-looking statements. Certain factors that could cause actual results to differ materially from expected results include developments in Eastern Bankshares, Inc.'s (together with its affiliates and subsidiaries, "the Company" or "Eastern") market relating to the novel coronavirus (COVID-19) pandemic, including the severity and duration of the associated economic slowdown, adverse developments in the level and direction of loan delinquencies and charge-offs and changes in estimates of the adequacy of the allowance for loan losses, increased competitive pressures, changes in the interest rate environment, general economic conditions or conditions within the securities markets, and legislative and regulatory changes that could adversely affect the business in which the Company and its subsidiary Eastern Bank are engaged. For further discussion of such factors, please see Eastern Bankshares, Inc.’s most recent reports on Forms S-1 and 10-Q filed with the Securities and Exchange Commission and available on the SEC’s website at www.sec.gov. Further, given its ongoing and dynamic nature, it is difficult to predict what continued effects the COVID-19 pandemic will have on the Company's business and results of operations. The COVID-19 pandemic and the related local and national economic disruption may result in a continued decline in demand for the Company's products and services; increased levels of loan delinquencies, problem assets and foreclosures; an increase in the Company's allowance for loan losses; a decline in the value of loan collateral, including real estate; a greater decline in the yield on the Company's interest-earning assets than the decline in the cost of the Company's interest-bearing liabilities; and increased cybersecurity risks, as employees increasingly work remotely. Accordingly, you should not place undue reliance on forward-looking statements, which reflect the Company's expectations only as of the date of this document. The Company does not undertake any obligation to update forward-looking statements. The shares of common stock of Eastern Bankshares, Inc. are not savings accounts or savings deposits, may lose value and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 3 Total COVID-19 Modifications as of June 30, 2020 Remaining COVID-19 Modifications as of September 30, 2020 (1) Remaining COVID-19 Modifications as of November 30, 2020 (1) $ in thousands Total Modifications % of Total Loan Balance Remaining Modifications % of Total Loan Balance Remaining Modifications % of Total Loan Balance Portfolio Commercial and industrial $ 157,384 6.9% $ 99,630 4.6% $ 40,579 1.9 % Commercial real estate 546,002 15.2% 414,233 11.3% 269,659 7.4 % Commercial construction 12,890 4.6% 13,330 4.5% — — % Business Banking 106,886 8.7% 64,369 5.1% 32,215 2.6 % Residential real estate 92,775 6.6% 95,260 6.9% 53,197 3.9 % Consumer home equity 18,603 2.1% 10,093 1.1% 4,153 0.5 % Other Consumer 11,455 3.4% 4,312 1.4% 2,418 0.9 % Total 945,995 9.5% 701,227 7.1% 402,221 4.1% (1) Remaining COVID-19 modifications reflect those loans which underwent a modification and have not yet resumed payment. We define a modified loan to have resumed payment if it is one month past the modification end date and not more than 30 days past due. ■ Through June 30, 2020, Eastern had modified a total of $946 million in loans on full or partial payment deferral pursuant to the criteria of either Section 4013 of the Coronavirus Aid, Relief, and Economic Security ("CARES") Act or the Interagency Statement on Loan Modifications and Reporting for Financial Institutions Working with Customers Affected by the Coronavirus (Revised). Most modifications were for a term of six months. ■ At November 30, 2020, $402.2 million in COVID-19 modified loans remained under modified payment terms. Loan modifications update

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 4 As of November 30, 2020 Balance ($ millions) Balance as % of total loans COVID-19 mod. as % of loan typeIndustry Retail (1) $ 490.4 5.0% 9.2 % Restaurants 199.5 2.0% 13.0 % Hotels 177.9 1.8% 25.0 % Construction contractors financing 92.2 0.9% 0.9 % Auto dealerships 81.3 0.8% — % Other high risk 78.4 0.8% 3.2 % All impacted industries $ 1,119.7 11.4% 10.6 % All other loans (2) $ 8,699.4 88.6% 3.3 % Total Loans $ 9,819.1 100.0% 4.1 % Exposure to high-risk industries ■ Eastern believes it has a well-diversified and granular loan portfolio. ■ At November 30, 2020, total exposure to high-risk industries that will likely experience the most adverse effects of the pandemic total $1.1 billion, or 11.4% of total loans. ■ Of these loans to high-risk industries, 10.6% were under modified payment terms due to the COVID-19 pandemic at November 30, 2020. 11.4% 88.6% All Impacted Industries All Other Loans(1) The retail segment contains all retail commercial real estate loans and non-essential commercial and industrial retail loans. (2) Includes remaining commercial and business banking loans in non-high risk industries.